Exhibit 99.1

 Healingmental health disorders so that everyone everywhere can live a more fulfilled life.  Company Overview   Company Overview – June 2024

 All references in this presentation to “we”, “us”, “our”, “atai”, or the “Company” refer to ATAI Life Sciences N.V. and its consolidated subsidiaries, unless the context otherwise requires. This presentation contains forward-looking statements within the meaning of the private Securities Litigation Reform Act of 1995. We intend such forward-looking statements to be covered under by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.” All statements other than statements of historical facts contained in this presentation, including statements regarding our future results of operations and financial position, industry dynamics, business strategy and plans and our objectives for future operations, are forward-looking statements. These statements represent our opinions, expectations, beliefs, intentions, estimates or strategies regarding the future, which may not be realized. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “targets,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these terms or other similar expressions that are intended to identify forward-looking statements. Forward-looking statements are based largely on our current expectations and projections about future events and financial trends that we believe may affect our financial condition, results of operations, business strategy, short term and long-term business operations and objectives and financial needs. These forward-looking statements are subject to a number of risks, uncertainties and assumptions, including without limitation the important factors described in the section titled “Risk Factors” in our most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission (“SEC”), as updated by our subsequent filings with the SEC, that may cause our actual results, performance or achievements to differ materially and adversely from those expressed or implied by the forward-looking statements. Moreover, we operate in a very competitive and rapidly changing environment. New risks emerge from time to time. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. In light of these risks, uncertainties and assumptions, the forward-looking events and circumstances discussed in this presentation may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. We caution you therefore against relying on these forward-looking statements, and we qualify all of our forward-looking statements by these cautionary statements.  The forward-looking statements included in this presentation are made only as of the date hereof. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee that the future results, levels of activity, performance or events and circumstances reflected in the forward-looking statements will be achieved or occur. Moreover, neither we nor our advisors nor any other person assumes responsibility for the accuracy and completeness of the forward-looking statements. Neither we nor our advisors undertake any obligation to update any forward-looking statements for any reason after the date of this presentation to conform these statements to actual results or to changes in our expectations, except as may be required by law. You should read this presentation with the understanding that our actual future results, levels of activity, performance and events and circumstances may be materially different from what we expect.  Unless otherwise indicated, information contained in this presentation concerning our industry, competitive position and the markets in which we operate is based on information from independent industry and research organizations, other third-party sources and management estimates. Management estimates are derived from publicly available information released by independent industry analysts and other third-party sources, as well as data from our internal research, and are based on assumptions made by us upon reviewing such data, and our experience in, and knowledge of, such industry and markets, which we believe to be reasonable. In addition, projections, assumptions and estimates of the future performance of the industry in which we operate or of any individual competitor and our future performance are necessarily subject to uncertainty and risk due to a variety of factors, including those described above. These and other factors could cause results to differ materially from those expressed in the estimates made by independent parties and by us. Industry publications, research, surveys and studies generally state that the information they contain has been obtained from sources believed to be reliable, but that the accuracy and completeness of such information is not guaranteed. Forecasts and other forward-looking information obtained from these sources are subject to the same qualifications and uncertainties as the other forward-looking statements in this presentation.   This presentation contains excerpts of testimonials from individuals who have been treated with compounds or derivatives of the compounds underlying our product candidates in the context of third-party studies or otherwise that are solely intended to be illustrative and not representative of the potential for beneficial results of such compounds. Our product candidates are in preclinical or clinical stages of development and none of our product candidates have been approved by the FDA or any other regulatory agency.  Any trademarks included herein are the property of the owners thereof and are used for reference purposes only. Such use should not be construed as an endorsement of the products or services of the Company.   Disclaimer  02

 atai Life Sciences: Healing mental health disorders so that everyone everywhere can live a more fulfilled life  Highlights  03  1  Mental health disorders are one of the largest global health burdens; in 2019, 1 in every 8 people, or approx. 1 billion people around the world, were living with a mental disorder.1   3  Eight clinical-stage psychedelic and non-psychedelic programs and strategic investments, each with a robust package of prior clinical evidence.   2  atai’s objective is to enable mental health patients to achieve clinically meaningful and sustained behavioral change through developing innovative, rapid-acting and durable therapeutics.  4  Validated operating model and ability to capture value: IPO of COMPASS Pathways in 2020 and licensing deal between Otsuka and atai subsidiary Perception Neuroscience in 2021.  5  Cash and cash equivalents, marketable securities, and committed term loan funding expected to provide runway into 2026.2  1 World Health Organization  2 Committed term loan funding includes $45M of additional capital that can be drawn not subject to milestones under the facility with Hercules Capital; marketable securities includes money market funds, U.S. Treasury securities, commercial paper, corporate notes/bonds, U.S. government agencies securities, and public equities

## Drug Development Programs and Strategic Investments

# Our strategy to be delivered through a robust portfolio of psychedelic and non-psychedelic drug development programs and strategic investments

| Programs / Investments | Primary Indication | Preclin | Phase 1 | Phase 2 | Phase 3 |
|---|---|---|---|---|---|
| **PSYCHEDELIC PROGRAMS & STRATEGIC INVESTMENTS** | | | | | |
| COMP360[1] / Psilocybin | Treatment-Resistant Depression | | | | |
| BPL-003[2] / 5-MEO-DMT | Treatment-Resistant Depression | | | | |
| VLS-01 / DMT | Treatment-Resistant Depression | | | | |
| ELE-101[2] / Psilocin | Major Depressive Disorder | | | | |
| IBX-210 / Ibogaine | Opioid Use Disorder | | | | |
| EMP-01 / R-MDMA | Undisclosed | | | | |
| EGX-A & EGX-B / Novel 5-HT2A Receptor Agonists | Undisclosed | | | | |
| **NON-PSYCHEDELIC PROGRAMS** | | | | | |
| RL-007 / Pro-cognitive neuromodulator[3] | Cognitive Impairment Associated with Schizophrenia | | | | |
| GRX-917 / Deuterated etifoxine | Generalized Anxiety Disorder | | | | |

[1] Strategic Investment in Compass Pathways

[2] Strategic Investment in Beckley PsyTech

[3] RL-007 compound is (2R, 3S)-2-amino-3-hydroxy-3-pyridin-4-yl 1-pyrrolidin-1-yl-propan-1-one(L)-(+) tartrate salts

Strategic Investment

atai LIFE SCIENCES

 We expect to deliver several meaningful R&D milestones anticipated across our key programs and strategic investments through 2024 and 20251  Upcoming Catalysts  All dates provided are as estimated  05  Achieved and expected milestones1(2024-25)  BPL-003Ph 2a OL (TRD) Part 1 data  2025  H2’24  H1’24  VLS-01Ph 1b first participant dosed  ELE-101Ph 1/2a OL (MDD) initial data   COMP360Ph 3 (TRD) Pivotal Trial 1 topline data  COMP360Ph 3 (TRD) Pivotal Trial 2 topline data (mid’25)  COMP360Ph 2 (PTSD) data (Spring ’24)  BPL-003Ph 2a OL (AUD) data (mid’24)  RL-007Ph 2b (CIAS) topline data (mid’25)  VLS-01Ph 1b topline data  BPL-003Ph 2b (TRD) patient recruitment completed      IBX-210Ph 1/2a initiation    VLS-01Ph 2 initiation (around YE’24)

 Programs in Depression  BPL-003, VLS-01, COMP360, ELE-101  06

07

## atai's Depression Portfolio Comparison

# A diverse portfolio of differentiated psychedelic assets to address the heterogeneity of patients who suffer from depression

| Associated Program | Compound | Primary Indication | Route of Administration | Receptor binding affinity (5-HT2A : 5-HT1A )[1] | Rapid Onset of Treatment Effect | Appr. Duration in clinic |
|---|---|---|---|---|---|---|
| **BPL-003** | 5-MeO-DMT | TRD | Intranasal | 0.01 | ✓ | ~2h |
| **VLS-01** | DMT | TRD | Oral transmucosal film | 3.4 | ✓ | ~2h |
| **COMP360** | Psilocybin[2] | TRD | Oral | 2.0 | ✓ | ~6h |
| **ELE-101** | Psilocin | MDD | Intravenous | 2.0 | ✓ | ~2h |

[1] Besnard et al. 2012 // [2] Psilocybin is not present in the body in meaningful concentrations after oral consumption // Abbreviations: TRD = Treatment Resistant Depression; MDD = Major Depressive Disorder

atai LIFE SCIENCES

08

Commercial Positioning

# atai's focus is on psychedelics with the potential to leverage the 2-hour interventional psychiatry treatment paradigm successfully established by Spravato®

**Anticipated in-clinic time based on duration of subjective effects[1]**
(in hours) *Illustrative*


Anticipated hours in-clinic[1]
12
8
4
0
~2
~2
~2 to 6*
~6
~6 to 8
~8 to 12
Spravato®
BPL-003 / VLS-01 / ELE-101
Multi-dose 5-MeO-DMT
Psilocybin + analogs
MDMA
LSD

**Key Takeaways**

1. BPL-003, VLS-01 and ELE-101 have the potential in depression to offer a predictable, single-dose model administered within the 2-hour in-clinic treatment paradigm established by Spravato®
2. We anticipate this facilitates more scalable adoption and allows clinics to accommodate a greater number of patients daily, compared to psychedelics with longer duration subjective effects
3. This may ultimately drive improved patient convenience and treatment access in the >4,000 certified delivery clinics[2] for Spravato® with proven reimbursement and logistics pathways

1. Subject to further validation through future clinical studies and real-world evidence
2. https://www.spravatohcp.com/#find-a-center

* If multi-dose required

atai LIFE SCIENCES

 BPL-003   (5-MeO-DMT)   for TRD & AUD  09  Strategic Investment into Beckley Psytech

 Beckley Psytech’s BPL-003 had a favorable safety profile and was well tolerated in the Phase 1 SAD study, with no observed serious or severe adverse events  BPL-003: Phase 1 Results  1 n = number of subjects reporting at least one TEAE in that category, % - rounded proportion of cohort total   10  Placebo  N=13  BPL-003 dose (N=31)  GRX-917  150 mg  N=9  GRX-917  200 mg  N=9  GRX-917  300 mg  N=8  All  GRX-917  N=43  Total  N=44  1 mg  N=4  2.5 mg  N=4  4mg  N=4  6 mg  N=4  8 mg  N=5  10mg  N=5  12 mg  N=5  Any TEAEs   2   1  1  4   3   4   2  4   21     Nasal discomfort  1  2  2  2  3   10     Nausea  2  1  2  1  1   7      Vomiting  2  1  2  5   Headache  1  1   2  4  Administration   site pain  1  1  2   Chest discomfort  1  1   Dizziness  1  1   Pyrexia  1   1   Gastroenteritis  1   1   Back pain  1   1   Hypoesthesia  1   1   Limb discomfort  1  1   Tremor  1  1   Lacrimation  Increased  1  1   Restlessness  1   1   BPL-003 Phase 1 Treatment-Emergent Adverse Events (TEAEs)1  Results from the C-SSRS showed participants experienced no increase in suicidal thoughts,  intentions or behavior.   There were no severe or serious adverse events observed, and 89.5% TEAEs were mild and 10.5% were moderate in severity.  1  2  4  3  Key Takeaways  5  Blood pressure and heart rate increases were transient and resolved within 90 min without intervention. None were considered clinically significant.  Most common TEAEs (>10%) were nasal discomfort, nausea, vomiting, and headache. TEAEs did not appear to correlate with dose.   There were no clinically significant findings for laboratory parameters, vital signs, ECGs or physical examinations.

11

## BPL-003: Phase 1 Results

# Results from the completed BPL-003 Phase 1 study demonstrated a dose proportional PK/PD profile with perceptual effects generally resolving within 90 min

**BPL-003 Phase 1 Pharmacokinetic Profile**


Dose range taken forward to Phase 2
12mg (n=5)
10mg (n=5)
8mg (n=5)
6mg (n=4)
4mg (n=4)
2.5mg (n=4)
1mg (n=4)
Mean plasma concentration levels (ng/ml)
30
25
20
15
10
5
0
0
12
30
60
90
Time post-dose (minutes)

**BPL-003 Phase 1 Subjective Intensity Ratings**


12mg (n=5)
10mg (n=5)
8mg (n=5)
6mg (n=4)
Mean subjective drug intensity (SDI)
10
9
8
7
6
5
4
3
2
1
0
0
12
30
60
90
Time post-dose (minutes)

**Key Takeaways**

**Pharmacokinetics (PK)**

- Exposure was dose-proportional
- Rapid onset with mean Tmax of 6-17 min
- Mean half life of 15-30 min

**Pharmacodynamics (PD)**

- Subjects were psychedelic naive
- All subjects on doses ≥6mg achieved intensity scores ≥7
- Perceptual effects generally fully resolved within 60 - 90 mins

Source: internal Beckley Psytech data
Abbreviations: SAD = Single Ascending Dose; PK = Pharmacokinetic; PD = Pharmacodynamic

atai LIFE SCIENCES

12

**BPL-003: Phase 2a Clinical Trial Design**

# Completed Part 1 of an open-label Phase 2a study investigating 10mg of BPL-003 as a monotherapy for TRD patients

**Phase 2a study design**


Open label
Single dose of BPL-003
Screening
Day 2 29 85
Part 1:
Monotherapy
Completed Q1 2024
Part 2:
Adjunct to SSRIs
Initiated Q1 2024

**STUDY DETAILS**

- Open-label study evaluating a single dose of BPL-003 nasal spray, in patients with moderate-to-severe TRD

**KEY INCLUSION CRITERIA**

- Montgomery-Asberg Depression Rating Scale (MADRS) score ≥24
- **Part 1:** willing and able to discontinue current antidepressants
- **Part 2:** on current stable dose of antidepressant SSRI therapy

**KEY OBJECTIVES**

**Primary Endpoint:**

- Safety and tolerability of BPL-003

**Other Secondary Endpoints:**

- MADRS change through Week 12
- Remission and response rates through Week 12

Abbreviations: MADRS = Montgomery–Åsberg Depression Rating Scale

 BPL-003 produced meaningful clinical response and durable remission rates after just a single dose, and was generally well tolerated with no serious adverse events  BPL-003: Phase 2a Results  Source: internal Beckley Psytech data  Response rate defined as ≥50% reduction in MADRS score and Remission rate defined as MADRS score ≤10  * Prior to data analysis, one subject (from total of 12 patients) was determined not to meet multiple per protocol eligibility criteria and was excluded from the efficacy analysis.  13  BPL-003 PHASE 2A INITIAL RESULTS  Response and remission rate1 in TRD patients after a single dose of BPL-003  Response and Remission rate1,2  Time post-dose  55% of patients achieved clinical response on Day 2 and this rate of response was maintained at Week 12  1  Key Takeaways  At Week 4, 55% of patients achieved both clinical remission and response  2  Day 2  Week 4  Week 12  45%  Response Rate (n = 11*)  Remission Rate (n = 11*)  3  4  Acute effects resolved within an average time of less than 2 hours   Most common AEs (>10%) were nasal discomfort, headaches, nausea and vomiting, broadly consistent with Phase 1 findings

14

## BPL-003: Phase 2b Clinical Trial Design

# BPL-003 is actively recruiting for its ongoing Phase 2b study, a randomized, quadruple-masked, monotherapy study in 225 moderate to severe TRD patients



Core Study (8 weeks)
Open label extension (8 weeks)
Washout
Randomization (1:1:1; n=225)
12 mg (n=75)
8 mg (n=75)
0.3 mg (n=75)
12 mg[1]
Wk-8
Day 0
1 2 8 29 57
1 2 29 57
1st Dose
Primary Analysis
2nd Dose

**Patient recruitment expected to be completed for Ph 2b (TRD) in 2H24**
*(first patient dosed Oct 2023)*

**KEY INCLUSION CRITERIA**

- Patients with moderate to severe TRD
- Hamilton Depression Scale (HAM-D) >= 19
- Willing and able to discontinue current antidepressants

**KEY OBJECTIVES**

**Primary Endpoint:**

- MADRS change from baseline at Week 4

**Other Secondary Endpoints:**

- MADRS change from baseline at Day 2, Week 1 and Week 8
- CGI-S, PGIC, EQ-5D

[1] Patients entering the open-label extension are randomized 1:1 to receive either a single 12mg dose or a biphasic 4mg and 8mg dose approximately 10 minutes apart
Abbreviations: MADRS = Montgomery–Åsberg Depression Rating Scale; CGI-S = Clinical Global Impressions-Severity; PGIC = Patient's Global Impression of Change; EQ-5D = EuroQol-5D

 VLS-01   (DMT) for TRD  15

16

## VLS-01: Product Overview

# Potential for rapid onset, durable efficacy, and designed to fit within 2-hour in-clinic treatment paradigm

| | |
|---|---|
| PRODUCT | DMT (N,N-Dimethyltryptamine) in an oral transmucosal film (OTF) |
| INDICATIONS | *Lead:* Treatment Resistant Depression<br>*Potential expansions:* Eating Disorders, Substance Use Disorders |
| INTELLECTUAL PROPERTY | Granted U.S. patent covering OTF administration of DMT, supported by several pending U.S. and PCT patent applications |
| CURRENT STATUS | Phase 1b first participant dosed in 1Q'24<br>Phase 1b trial results anticipated in 2H'24<br>Phase 2 study anticipated to initiate around YE'24 |

### VLS-01 Key Product Features

- Short duration of psychedelic effect with improved tolerability and convenience from OTF delivery relative to other psychedelics in development for depression
- Designed for rapid onset, sustained efficacy, and to fit within a two-hour in-clinic treatment paradigm
- Optimized OTF formulation is designed to improve the PK profile and the patient and provider experience

### Lead indication overview

- Depression is a mood disorder that affects the thoughts and behavior of an individual, leading to psychological, physical, and social problems
- Treatment resistant depression (TRD) is diagnosed after two failed courses of antidepressants
- FDA approved depression treatments can be characterized by a slow onset, long-term side effects and inadequate response rate

### Global disease burden



**~300m**

Global sufferers of depression in 2019[1]

**33%**

Patients who have inadequate response or relapse after current treatments[2]

1. World Health Organization
2. Salzer, "National Estimates of Recovery-Remission From Serious Mental Illness", Psychiatry Online (2018)

Abbreviations: OTF = Oral transmucosal film; PK = Pharmacokinetic; PCT = Patent Cooperation Treaty atai LIFE SCIENCES

 Double-blind, randomized placebo-controlled trial with DMT in 29 patients with TRD demonstrated rapid & statistically significant changes on HAM-D & MADRS  VLS-01: Efficacy in Randomized Control Trial of DMT in TRD  PRIOR CLINICAL EVIDENCE (THIRD PARTY STUDY1)  Double-blind, randomized placebo-controlled trial of Ayahuasca (DMT is major active ingredient) in 29 patients with TRD   Placebo  N, N-DMT  P<.0001  p<.05  p<.05  Baseline  Day 1  Day 2  Day 7  45  40  35  30  25  20  15  10  5  0  MADRS Score  Note: TRD = Treatment Resistant Depression; DMT = N,N-Dimethyltryptamine  1. Palhano-Fontes et al. “Rapid antidepressant eﬀects of the psychedelic ayahuasca in treatment-resistant depression”, Psychol Med (2019)  Summary: A single administration of .36 mg/kg met both primary and key secondary efficacy endpoints by demonstrating rapid and statistically significant changes on depression severity measures of HAM-D & MADRS   Primary endpoint (HAM-D - not shown): N,N-DMT arm achieved the primary endpoint of a statistically significant difference in depression severity relative to placebo (p<.05).   1  2  There were no serious adverse events reported.  4  Key secondary endpoint (MADRS – see left): rapid and statistically significant differences were observed at all timepoints assessed, including as early as Day 1 and through Day 7. MADRS is a potential registrational endpoint.  3  Key Takeaways  17

18

## VLS-01: Phase 1 Clinical Trial Design & Results

# Phase 1 results of VLS-01 showed it was safe and well-tolerated with dose-dependent increases in exposure

**STUDY DESIGN:**

- ✓ Part 1 (IV VLS-01)
- ✓ Part 2 (OTF VLS-01)
- ✓ Part 3 (OTF VLS-01)

**Phase 1 PK / PD RESULTS:**

- **IV VLS-01:** PK / PD results were consistent with the known pharmacological profile of DMT, producing robust exposure-dependent increases in the subject intensity of psychedelic experience.
- **OTF VLS-01:** Produced generally dose-dependent increases in exposure, approaching that seen with IV administration, alongside subjective psychedelic experiences in most patients.
- **OTF VLS-01:** 160mg with a backing layer via buccal administration experienced the most robust and consistent increases in exposure and subjective effects compared to the other OTF cohorts, with results comparable to the 30 mg IV cohort of DMT.

**Program status:** Phase 1b first participant dosed in Q1 24. Topline results expected 2H 24.
Phase 2 study in TRD patients anticipated to initiate around YE'24

Note: IV = Intravenous; OTF = Oral Transmucosal Film; PK / PD = Pharmacokinetic / Pharmacodynamic; DMT = N,N-Dimethyltryptamine; IV = Intravenous

atai LIFE SCIENCES

 COMP 360   (Psilocybin) for TRD, PTSD and Anorexia  19  Strategic Investment into Compass Pathways

20

# SUMMARY: COMP360

| | |
|---|---|
| OWNERSHIP | 9,565,774 shares[1] |
| PRODUCT | Oral Psilocybin (COMP360) |
| PHARMA-COLOGY | 5-HT2A-R agonist |
| PRODUCT FEATURES | Rapid onset, potential for sustained efficacy after single dose |
| INDICATIONS | Primary: Treatment Resistant Depression, Anorexia Nervosa, PTSD<br>Potential: Major Depressive Disorder, Autism, Bipolar Disorder, Chronic Cluster Headache |
| CURRENT STATUS | Phase 3 pivotal trial 1 data expected summer-24<br>Phase 3 pivotal trial 2 data expected mid-25 |
| INTELLECTUAL PROPERTY | Proprietary formulation of synthetic psilocybin, COMP360 |
| HIGHLIGHT | COMP360 demonstrated efficacy in reducing depressive symptom severity with rapid and durable response in Phase 2b study |

# COMP360 Phase 2b trial showed a rapid, sustained reduction in depressive symptoms

**PRIOR EVIDENCE IN HUMANS** (COMP360 PHASE 2b)

233 treatment resistant depression patients with depression symptoms



Least squares mean change from baseline in MADRS total score
0
-2
-4
-6
-8
-10
-12
-14
-16
Primary Endpoint
Difference vs 1mg at Week 3: 25mg Diff = -6.6, p value = <0.001
10mg Diff = -2.5, p value = 0.184
* = statistically significant difference vs 1mg at visit2
*
Day 1
Day 2
Week 1
Week 3
Week 6
Week 9
Week 12
COMP360 25mg
COMP360 10mg
COMP360 1mg

Note: MADRS = Montgomery-Åsberg Depression Rating Scale; COMP360 = a proprietary high-purity, polymorphic crystalline formulation of psilocybin; In COMPASS's model of psilocybin therapy, COMP360 is administered in conjunction with psychological support from specially trained therapists.

1. Ownership as of March 27th, 2024
2. Post-hoc analysis showed results were also positive at the other time points listed for 25mg dose, however, the nonsignificant finding for the comparison between the 10mg group and the 1mg group terminated significance testing based on the prespecified hierarchical test procedure for all subsequent key secondary efficacy end points.

atai LIFE SCIENCES

 COMPASS Pathways is currently conducting a Phase 3 pivotal program, with topline data expected in 4Q 2024 and mid 2025  COMP360: Phase 3 Trial Designs  Source: Compass Pathways Capital Markets Day presentation as of May 11th, 2023   Primary endpoint = Change from baseline in MADRS total score at week 6  The participant population (TRD definition and core inclusion / exclusion criteria) remains unchanged compared to Phase 2b  Week 6  Primary endpoint1  Week 3  Proceeded by long-term follow up  Pivotal study 1  Single dose monotherapy  (COMP 005)  COMP360  25mg  Placebo  Randomization = 2:1  Target N2 = 255   Topline data expected: 4Q 2024  Pivotal study 2  Fixed repeat dose monotherapy  (COMP 006)  COMP360  25mg  COMP360  25mg  COMP360  10mg  COMP360  10mg  COMP360  1mg  COMP360  1mg  Randomization = 2:1:1  Target N2 = 568  Topline data expected:   Mid 2025  Week 0  Week 0  Proceeded by long-term follow up  Pivotal Phase 3 Trial Designs  Week 6  Primary endpoint1  21

 Open-label phase 2 study of COMP360 in post-traumatic stress disorder demonstrated an early onset and sustained improvement in PTSD symptoms at week 4 and week 12  COMP360: Phase 2 PTSD Results  22  Source: Compass Pathways  NCT05312151  Response rate defined as a reduction of ≥ 15 points in CAPS-5 score  Remission rate defined as a total CAPS-5 ≤ 20  Mean SDS total score of 22.7 at baseline  COMP360 PHASE 2 PTSD STUDY TOPLINE RESULTS  Summary of change in CAPS-5 mean total score  Mean total score on CAPS-5 (+/- SD)  Time post-dose  Phase 2 study was a multicenter open-label, single administration of 25mg COMP360 with psychological support (n=22)1  1  Key Takeaways  81.8% response rate and 63.6% remission rate at week 4 with a 77.3% response and 54.5% remission rate at week 122,3  2  Baseline  Week 12  Week 4  3  4  Sheehan Disability Scale (SDS), a measure of functional impairment, improved with a reduction from baseline of 11.7 points at week 4 and 14.4 points at week 124  Administration was well tolerated, with no serious adverse events observed  CAPS-5 mean total score

 ELE-101   (Psilocin) for MDD  23  Strategic Investment into Beckley Psytech

 Potential benefits of psilocybin’s active moiety in an optimized delivery and treatment model  ELE-01: IV Psilocin  1 Psilocin simulations based on primary data from Brown et al. 2017, Madsen et al . 2019, Hasler et al. 1997, and Carhart-Harris et al. 2011.  2 Holze F. et al (2023). Pharmacokinetics and Pharmacodynamics of Oral Psilocybin Administration in Healthy Participants. Clin Pharmacol Ther.   Psilocin pharmacokinetics for   IV psilocin (simulated) vs. oral psilocybin1  Typical plasma psilocin concentrations at effective dose of 25mg psilocybin1  Perceptual threshold2  Expected benefits of IV psilocin vs oral psilocybin:  Reduced variability  Shorter-half life = shorter duration of psychedelic effect, anticipated to be <2 hours  24

25

# ELE-101: Phase 1/2a Clinical Trial Design

## Randomized, Phase 1 dose-escalation study in healthy volunteers followed by Phase 2a open-label study in MDD

### ELE-101 Phase 1/2a – Part A

Single Ascending Dose


Dose 4
Placebo
Dose 3
Placebo
Dose 2
Placebo
Dose 1
Placebo
Day 1
Day 7

### ELE-101 Phase 1/2a – Part B

Open-label MDD cohort


Open label
Dose to be selected
Screening
Day 1
Day 29

***Initial results anticipated in H1 2024***

**Key Objectives:**

- Safety and tolerability
- Assessment of PK & PD
  - Target concentration of psilocin in <2 minutes
  - Consistency of subjective intensity

**Key Objectives:**

- Safety and tolerability of ELE-101 in patients with moderate to severe MDD
- Key Secondary Endpoints:
  - Assessment of MADRS change (Day 2, 4, 6, 15, 29)
  - CGI-S, PGIC

Abbreviations: MADRS = Montgomery–Åsberg Depression Rating Scale; PK = Pharmacokinetics; PD = Pharmacodynamics; CGI-S = Clinical Global Impressions-Severity; PGIC = Patient's Global Impression of Change; MDD = Major Depressive Disorder

atai LIFE SCIENCES

 IBX-210  (IV-Ibogaine) for Substance Use Disorder  26

27

# Product Overview: IBX-210 for Opioid Use Disorder

*A single dose of ibogaine may support withdrawal and long-term relapse prevention in OUD patients*

| | |
|---|---|
| PRODUCT | IBX-210 is a novel IV formulation of ibogaine, which is an indole alkaloid with potential for clinical benefit through oneirophrenic effects |
| INDICATIONS | *Lead:* Opioid Use Disorder ("OUD")<br>*Potential expansions:* Add'l Substance Use Disorders, PTSD, TBI[1] |
| INTELLECTUAL PROPERTY | Issued and pending method of treatment claims for OUD |
| CURRENT STATUS | Phase 1 oral ibogaine study completed in 3Q 23<br>IBX-210 Phase 1/2a study anticipated to initiate in H2 2024 |

**IBX-210 Key Product Features**

- A single dose of ibogaine delivered in a monitored setting may support withdrawal and long-term relapse prevention in Opioid Use Disorder patients
- *Prior clinical evidence:*
  - In third-party open label studies, ibogaine was associated with significantly reduced opioid cravings, both at discharge and at one month post treatment, as well as improved mood in patients with OUD
  - In addition, a double-blind, placebo-controlled study in subjects with cocaine use disorder demonstrated a statistically significant benefit on urine confirmed relapse of a single administration of ibogaine compared to placebo

**Lead indication overview**

- Substance use disorders are highly prevalent and characterized by an inability to control the use of a legal or illegal drugs, such as opioids (including prescription opioids) or alcohol.
- Current standard of care for OUD primarily consists of psychosocial support and synthetic full and partial opioid receptor agonists (methadone & buprenorphine), where approximately 30% of patients achieve treatment success (defined as >80% illicit opioid free weeks). In addition, long-acting opioid antagonists (naltrexone) lead to a proportion of patients achieving treatment success.

**Global disease burden**



**~3m**

US OUD Incidence in 2020[2]

**>100k**

Opioid-related deaths in US in 2022

1. Post traumatic stress disorder and traumatic brain injury, respectively
2. World Health Organization
3. Salzer, "National Estimates of Recovery-Remission From Serious Mental Illness", Psychiatry Online (2018)

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 Results from an open-label study of 8-12 mg/kg of ibogaine in patients seeking detoxification from opioids and cocaine  Clinical Evidence: Efficacy of ibogaine in Open-Label Safety & Efficacy Study  PRIOR CLINICAL EVIDENCE (THIRD PARTY STUDY1)  Note: TRD = Treatment Resistant Depression; DMT = N,N-Dimethyltryptamine; HCQ = Heroin Craving Questionnaire  1 Mash et al., “Ibogaine Detoxification Transitions Opioid and Cocaine Abusers Between Dependence and Abstinence: Clinical Observations and Treatment Outcomes” (2018)  1  2  Safety: Ibogaine was reported to be well tolerated with no serious adverse events.   4  Key Takeaways  HCQ-29 Subscale  Pre-dose (N=75)  5  4  3  2  1  0  Discharge (N=74)  1 Month (N=37)  Emotionality(negative mood state)  Compulsivity(lack of confidence in ability to quit)  Purposefulness(desire of intent to use)  Expectancy(expected positive benefits of drug use)  Self-reported dimensions of craving  Efficacy – Post-Acute Withdrawal Syndrome: signs and symptoms at post dose assessments were reduced compared to pre-dose baseline withdrawal severity measures. Objective signs of opioid withdrawal were mild and none were exacerbated at later time points.  3  Efficacy – Relapse Prevention (shown left): Opioid dependent patients had significant reductions in the mean scores of four HCQ-29 domains of craving measured at program discharge and out to 1 month for patients continuing through study completion. Cravings are an important mediator of relapse.  Summary: A single-dose of ibogaine showed reductions in self-reported opioid cravings in 74 opioid dependent patients.   28

29

# IBX-210 has the potential to become the first & best in-class treatment for OUD, minimizing risk of relapse

## SUMMARY

**IBX-210 could potentially become a paradigm-shifting therapy for Opioid Use Disorder (OUD)**

**Current standard of care for OUD is medication therapy, requiring opioid substitutes that carry significant side effects**

**Current strategies for withdrawal support have high rates of relapse**

| | Therapy | Mechanism of Action | Single Therapeutic Episode | No Opioid Side Effects | Minimal Abuse Potential | High Adherence / Low Risk of Relapse |
|---|---|---|---|---|---|---|
| **Sustained relapse prevention**<br>Single dose administered in monitored setting, providing both withdrawal support and oneiric experience driving sustained remission | Ibogaine (IBX-210)<br>**DemeRx** | Cholinergic, glutamatergic and monoaminergic receptor modulator | ✓ | ✓ | ✓ | ✓ |
| **Medication Assisted Therapy**[1]<br>Daily therapy given in substitution of opioid in outpatient setting in attempt to wean off from opioid | Methadone | Mu-agonist | | | | ✓ |
| | Buprenorphine | Partial Mu-agonist | | | | ✓ |
| | Naltrexone | Mu-antagonist | | ✓ | ✓ | |
| **Withdrawal Support**[2]<br>Therapies given for symptomatic management during supervised withdrawal (detoxification) | Clonidine | Alpha-2 agonist | ✓ | ✓ | ✓ | |
| | Lofexidine | Alpha-2 agonist | ✓ | ✓ | ✓ | |

Note: OUD = Opioid Use Disorder
Source: Publicly available information, including company websites and clinicaltrials.gov, GlobalData, Evaluate Pharma (both as of 2022)
1. Current Standard of Care
2. Rarely used given high rates of relapse. Used primarily in institutional or penitentiary settings

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 RL-007 for Cognitive Impairment  30

31

# Product Overview: RL-007 for Cognitive Impairment

*Demonstrated consistent pro-cognitive effects in prior clinical trials, with a favorable safety profile in >500 subjects*

| | |
|---|---|
| PRODUCT | Oral, pro-cognitive neuromodulator |
| INDICATIONS | *Lead:* Cognitive impairment associated with schizophrenia (CIAS)<br>*Potential expansions:* Cognitive disorders including Alzheimer's dementia and/or Autism |
| INTELLECTUAL PROPERTY | Issued composition of matter, formulation and method of use IP |
| CURRENT STATUS | Phase 2a CIAS trial completed in H2'21<br>Phase 2b first patient dosed in 1Q'23<br>Phase 2b data expected in mid'25 |

**RL-007 Key Potential Product Features**

- Pro-cognitive effects demonstrated across four prior clinical studies, including two Phase 1 and two Phase 2 trials
- Consistent "inverted-U" dose response across clinical & preclinical studies
- Demonstrated safety & tolerability with no evidence of sedative side effects across the 10 clinical studies in >500 subjects

**Lead indication overview**

- Cognitive impairment associated with schizophrenia (CIAS) is characterized by attention, learning, memory, and exec function deficits
- Such deficits result in cognitive function around 2.5 standard deviations below the mean of the general population[2]
- CIAS is a common and major cause of disability in schizophrenia, with more than 80% of patients showing significant impairment[3]
- **No FDA approved treatments[4]**

**Global disease burden**



~24m

Global sufferers of Schizophrenia[1]

>80%

Patients with Schizophrenia experiencing significant cognitive impairment[3]

1. World Health Organization
2. Schaffer et al., 2013
3. Bora et al, Cognitive Impairment in Schizophrenia and Affective Psychoses: Implications for DSM-V Criteria and Beyond
4. GlobalData (as of 31/12/2023)

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 Third-Party Phase 2 study in DPNP showed statistically significant positive cognitive signals (exploratory endpoints)  Note: * = P< 0.05 vs Placebo;   N=60 patients/treatment group; dosed TID = 3x/day dosing; randomized, cross-over design  Clinical Evidence: Efficacy on Cognitive Endpoints in a Phase 2 Study  Phase 2, randomized, placebo-controlled, crossover clinical study in subjects with diabetic peripheral neuropathic pain (DPNP) that assessed improvements in verbal learning and memory as an exploratory endpoint  4-week placebo periods were compared to 4-week RL-007 periods   “Intermediate-dose escalation” RL-007 40mg (first week) to 80mg (n=60)  “High-dose escalation” RL-007 150mg (first week) to 300mg (n=60)  Background  RL-007 showed statistically significant pro-cognitive effects on learning and memory within the “Intermediate-Dose escalation” 40mg to 80mg arm.   1  2  Key Takeaways  Delayed recall  0.4  0.3  0.2  0.1  0  -0.1  -0.2  -0.3  0.35  0.3  0.25  0.2  0.15  0.1  0.05  RL-007  (40 & 80 mg TID)  RL-007  (150 & 300 mg TID)  RL-007  (40 & 80 mg TID)  RL-007  (150 & 300 mg TID)  Cohen’s d effect size  Diff. vs. Placebo  Cohen’s d effect size  Diff. vs. Placebo  *  *  Direction of   Improvement  Direction of   Improvement  0  3  The 40 to 80mg arm patients also reported a statistically significant improvement on the Cognitive and Physical Function Questionnaire (p = 0.021)  Inverted U-shaped dose response whereby intermediate doses yield greater clinical activity is replicated and consistent with from prior clinical and preclinical studies  Verbal learning  32

33

# Clinical Evidence: Efficacy Signals Reproduced in Phase 2a Study in CIAS

*atai's Phase 2a study in CIAS demonstrated positive cognitive signals on a subset of MCCB neurocognitive endpoints*

**Background**

- Cognitive function was assessed in 31 patients with CIAS across four RL-007 cohorts (10, 20, 40 & 80mg). Patients received four doses of placebo followed by six doses of RL-007 over 4-days. Day 2 "pre-RL-007" was compared to Day 4 "post-RL-007".
- The primary objectives of the single-blinded study was to confirm safety on-top of SOC and to identify signals of cognitive benefit in patients with CIAS, including on three MCCB sub-component neurocognitive tests, HVLT[1], BACS Symbol Coding & Category Fluency

**Key Takeaways**

1. Study demonstrated dose-related trends for improvements on each MCCB neurocognitive endpoints, including a Cohen's d effect size of 0.79, 0.56 and 0.38 at the 20mg, 40mg, and 80mg, respectively, on the BACS Symbol Coding test.
2. Importantly, Symbol Coding is the most sensitive subcomponent and correlates with overall performance on the MCCB neurocognitive composite, the latter being a registrational endpoint and the primary endpoint for the on-going Phase 2b study of RL-007.
3. In addition, qEEG data was consistent with the prior clinical evidence and demonstrated increases in amplitude in the alpha band and in the alpha-slow wave index, markers of alertness believed to correlate with aspects of cognition.

**PHASE 2a TRIAL - EFFICACY DATA ON COMPONENTS MCCB COMPOSITE**


T-Scores (Normalized for age, gender, and education level)
10
8
6
4
2
0
-2
-4
HVLT
Symbol Coding
Category Fluency
10mg
20mg
40mg
80mg
n=7
n=8
n=8
n=8
Signal of improvement

**Cohen's d* (Symbol Coding):**

20 mg: 0.79
40 mg: 0.56
80 mg: 0.38
*Active vs pbo

1. Hopkins Verbal Learning Test

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34

# Clinical Trial Design: RL-007 Phase 2b Study

*Randomized, placebo-controlled study of RL-007 in ~234 patients with CIAS*


R
Randomized 1:1:1
RL-007 TID (40mg)
RL-007 TID (20mg)
Placebo
Day 1
Week 6

**Primary Endpoint**:
- MCCB neurocognitive composite score at Week 6

**Key Secondary Endpoints:**
- Select Individual Components of MCCB, including BACS Symbol Coding
- Clinical Global Impression Score

**Trial status:** First patient dosed in 1Q'23,
Topline data anticipated mid'25

Note: MCCB = MATRICS Consensus Cognitive Battery; BACS = Brief Assessment of Cognition in Schizophrenia; CIAS = Cognitive Impairment Associated with Schizophrenia; TID = 3x/day dosing

 GRX-917 for Anxiety Disorders  35

36

# Product Overview: GRX-917 for Anxiety Disorders

*Designed to have rapid onset of anxiolytic activity but without the negative side effects seen with benzodiazepines*

| | |
|---|---|
| PRODUCT | Deuterated etifoxine HCl oral dosage form (GRX-917) |
| INDICATIONS | Lead: Anxiety Disorders (e.g., GAD, SAD, PTSD, etc.) |
| INTELLECTUAL PROPERTY | Issued composition of matter on deuterated etifoxine (GRX-917) and corresponding methods of use |
| CURRENT STATUS | Phase 1 trial completed in H2'22<br>Exploring partnership and external funding opportunities |

**GRX-917 Key Product Features**

- Demonstrated rapid onset activity of anxiolytic activity (non-deuterated etifoxine approved in France)
- Review of ~14m prescriptions in France underscores the strong safety track record for etifoxine
- Differentiated tolerability profile, with limited sedative, addictive and/or cognitive impairing properties, unlike benzodiazepines

**Lead indication overview**

- Anxiety disorders develop when feelings of apprehension and unease persist over an extended period and potentially worsen over time
- 50% of US patients go untreated as a result of sub-optimal treatment options[2]
- **No** FDA approved novel treatments over the past decade[3]

**Global disease burden**



~300m

Anxiety disorder sufferers in 2019[1]

#1

Most common mental health disorder[1]

1. World Health Organization
2. Anxiety and Depression Association of America (2021)
3. GlobalData (as of 6/1/2023) - All recent approvals by the FDA have been reformulations of long-standing antidepressant and benzodiazepine options

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Nasdaq: ATAI